Exhibit 99.1

Company to hold third quarter 2021 earnings call on November 11 and will discuss plans for the combined companies

EMERYVILLE, Calif. (November 8, 2021) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) announces the closing of the previously announced acquisition of DERMAdoctor, LLC. The Company also announced that it will report financial results for the third quarter 2021 on Thursday November 11, 2021 and will hold an investment community conference call that day beginning at 4:30 p.m. Eastern time.

"Now that we have officially closed on the acquisition, it is time to start realizing synergies and growing our combined businesses. On our conference call later this week we will discuss the many benefits we see from the DERMAdoctor acquisition in addition to detailing our third quarter financial results," said Justin Hall, NovaBay CEO. "The timing of this earnings call allows us to recap recent accomplishments and share some detail on our strategic vision going forward."

The Company was advised by Two Roads Advisors LLC, a boutique investment bank led by John Z. Fang and Rob Cooper, in the acquisition of DERMAdoctor.

Date/Time:	Thursday, November 11, 4:30 p.m. ET / 1:30 p.m. PT

Pre-Registration:	Participants can pre-register for the conference call here:

Callers who pre-register will be given a conference passcode and unique PIN to gain immediate access to the call and bypass the live operator. Participants may pre-register at any time, including up to and after the call start time.
Dial In:	Those who choose not to pre-register can access the live conference call by dialing the following and requesting the NovaBay Pharmaceuticals call:
866-777-2509 from within the U.S.
412-317-5413 from outside the U.S.

The live webcast of the conference call also will be available at http://novabay.com/investors/events. A replay of the call will be available beginning two hours after its completion through December 2, 2021 by dialing 877-344-7529 from within the U.S., 855-669-9658 from Canada or 412-317-0088 from outside the U.S., and entering conference ID 10161592. The webcast will also be archived at http://novabay.com/investors/events.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About NovaBay Pharmaceuticals, Inc.:

NovaBay Pharmaceuticals, Inc. is pharmaceutical company that develops and sells scientifically created and clinically proven consumer products for the eyecare and skincare markets. Avenova® is the most prescribed antimicrobial lid and lash spray and CelleRx® is a breakthrough product in the beauty category. In November 2021, NovaBay acquired DERMAdoctor, LLC, a company commercializing more than 30 dermatologist-developed skincare products sold through major traditional retailers, digital beauty retailers and online to international markets through a network of international distribution and retailers.

Forward-Looking Statements

Matters set forth in this press release or discussed on the investment community conference call may be forward-looking within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress, potential opportunities for revenue accretion and future financial performance of NovaBay Pharmaceuticals, Inc. This release contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our business strategies and current product offerings, potential future product offerings including through strategic acquisitions such as the acquisition of DERMAdoctor, LLC, expanded access to our products, and any future revenue that may result from selling these products, as well as generally the Company’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, risks and uncertainties relating to the size of the potential market for our products, the integration of DERMAdoctor’s business into the Company’s business, the possibility that the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, and revenues will not be sufficient to meet the Company’s cash needs. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-Q/K filings and Preliminary Proxy Statement filing with the Securities and Exchange Commission, especially under the heading "Risk Factors." The forward-looking statements in this release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

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Avenova Purchasing Information
For NovaBay Avenova purchasing information:
Please call 800-890-0329 or email sales@avenova.com
www.Avenova.com

CelleRx Clinical Reset Purchasing Information
For NovaBay CelleRx Clinical Reset purchasing information
Please call 877-CELLERX
www.CelleRx.com

NovaBay Contact

Justin Hall

President and Chief Executive Officer

510-899-8800

jhall@novabay.com

Investor Contact

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com